PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
	December 31,
	2021	2020
Cost:
Computers and peripheral equipment	$7,219	$6,776
Office furniture and equipment	2,686	2,682
Leasehold improvements	8,392	8,658
Capitalized software	12,473	12,473

Total cost	30,770	30,589
Less: accumulated depreciation and amortization	(26,559)	(23,819)
Property and equipment, net	$4,211	$6,770